Exhibit 99.1

Altra Industrial Motion Corp. Completes

Combination with Fortive’s Automation & Specialty Platform

Creates a Premier Industrial Company

BRAINTREE, Mass – October 1, 2018 – Altra Industrial Motion Corp. (“Altra”) (NASDAQ: AIMC), a global manufacturer and marketer of electromechanical power transmission and motion control products, today announced the completion of Altra’s combination with four operating companies from Fortive’s Automation & Specialty platform (“Fortive A&S”), including market leading brands Kollmorgen, Thomson, Portescap and Jacobs Vehicle Systems.

The transaction was valued at approximately $2.9 billion, based on Fortive receiving $1.4 billion of cash proceeds and debt instruments and Fortive stockholders receiving 35 million newly issued shares of Altra common stock. On an LTM basis for the period ending June 30, 2018, the pro forma combined company had revenues of $1.9 billion.

With the combination complete, Altra is positioned to drive growth and value creation through its industry-leading positions in the precision motion control market, a stronger position at the higher end of the technology spectrum, increased exposure to higher growth, higher margin end-markets and an enhanced financial profile.

“We are pleased to complete this combination and move forward as a premier industrial company with leading positions across key markets,” said Carl Christenson, Chairman and Chief Executive Officer of Altra. “In addition to our foundational power transmission businesses, we can now provide our customers with a broader suite of products and solutions, including sophisticated precision motors, drives and controls; engineered linear motion systems; miniature motors; and a leading portfolio of braking technologies. We are excited about the opportunities we see to drive innovation and deliver enhanced value for stockholders and customers alike. On behalf of everyone at Altra, we welcome Fortive A&S’ talented team, and look forward to our future and what we can achieve together.”

The combined company will remain headquartered in Braintree, Massachusetts and will continue to be led by Altra’s current Chairman and CEO, Carl Christenson.

Advisors

Goldman Sachs & Co. LLC served as financial advisor to Altra and Cravath, Swaine & Moore LLP served as legal counsel to Altra.

About Altra

Altra Industrial Motion Corp. is a premier industrial manufacturer of highly engineered power transmission, motion control and engine braking systems and components. Altra’s portfolio consists of 27 well-respected brands including Bauer Gear Motor, Boston Gear, Jacobs Vehicle Systems, Kollmorgen, Portescap, Stromag, Svendborg Brakes, TB Wood’s, Thomson and Warner Electric. Headquartered in Braintree, Massachusetts, Altra has approximately 9,300 employees and over 50 production facilities in 16 countries around the world.

FORWARD LOOKING STATEMENTS

All statements, other than statements of historical fact included in this presentation are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management’s current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from Altra’s expectations. These statements include, but may not be limited to, Altra’s expectations regarding the combined company’s ability to drive growth and innovation and to deliver enhanced value for stockholders and customers.

In addition to the risks and uncertainties noted in this communication, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of Altra’s markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on Altra’s customers, (7) risks associated with a disruption to Altra’s supply chain, (8) fluctuations in the costs of raw materials used in Altra’s products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with Altra’s debt leverage and operating covenants under Altra’s debt instruments, (19) risks associated with restrictions contained in Altra’s Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of Altra’s ERP system, (23) risks associated with the Svendborg and Stromag acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements Altra has with suppliers, (25) risks associated with Altra’s exposure to variable interest rates and foreign currency exchange rates, (26) risks associated with interest rate swap contracts, (27) risks associated with Altra’s exposure to renewable energy markets, (28) risks related to regulations regarding conflict minerals, (29) risks related to restructuring and plant consolidations, (30) risks related to Altra’s acquisition of Fortive A&S, including (a) the ability to obtain the anticipated tax treatment of the transaction and related transactions, (b) risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects, (c) the possibility that Altra may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate Fortive A&S, (d) expected or targeted future financial and operating performance and results, (e) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (f) Altra’s ability to retain key executives and employees, (g) slowdowns or downturns in economic conditions generally and in the markets Fortive A&S’s businesses participate specifically, (h) slowdowns or downturns in the industrial economy, (i) lower than expected investments and capital expenditures in equipment that utilizes components produced by Altra or Fortive A&S, (j) lower than expected demand for Altra or Fortive A&S’s repair and replacement businesses, (k) Altra’s relationships with strategic partners, (l) the presence of competitors with greater financial resources than Altra and their strategic response to Altra’s products, (m) Altra’s ability to offset increased commodity and labor costs with increased prices, (n) Altra’s ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, and (o) the integration of Fortive A&S being more difficult, time-consuming or costly than expected and (31) other risks, uncertainties and other factors described in Altra’s quarterly reports on Form 10-Q, annual reports on Form 10-K, registration statement on Form S-4 containing a prospectus and declared effective by the U.S. Securities Exchange Commission (“SEC”) on August 27, 2018 and other documents filed with the SEC or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Christian Storch

Chief Financial Officer

Altra Industrial Motion Corp.

781-917-0541

Email: christian.storch@altramotion.com